Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

CyrusOne Holdco LLC (the “Company”)

MUFG Securities Americas Inc. (the “Structuring Agent”)

KKR Capital Markets LLC

TD Securities (USA) LLC

Barclays Capital Inc.

SG Americas Securities, LLC

Goldman Sachs & Co. LLC

Morgan Stanley & Co. LLC

SMBC Nikko Securities America, Inc.

Santander US Capital Markets LLC

Scotia Capital (USA) Inc.

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

BMO Capital Markets Corp.

Citigroup Global Markets Inc.

Natixis Securities Americas LLC

NatWest Markets Securities Inc

Wells Fargo Securities, LLC

CIBC World Markets Corp

Credit Agricole Securities (USA) Inc.

PNC Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

Bank of China Limited

Desjardins Securities Inc.

Investec Securities (US) LLC

nabSecurities, LLC

Loop Capital Markets LLC

(together, the “Specified Parties”)

Re: CyrusOne Data Centers Issuer I LLC, Secured Data Center Revenue Term Notes, Series 2025-1 (“CYRUS 2025-1”) – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “1.1-2 Cone Datatape—November 2024—KPMG (Updated 2024-01-03).xlsb” provided by the Company on January 3, 2025, containing information on 158 data center leases (the “Leases”) as of November 30, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CYRUS 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and number of days were within $1.00, 0.1%, and 1 day, respectively.

•	The term “Statistical Calculation Date” means November 30, 2024.

•	The term “Rent Roll” means a tab (“Rent Roll”) within the Data File containing information to compare or recompute the attributes listed in Exhibit A.

•	The term “S&P Ratings” means lessee’s Standard and Poor’s (S&P) long term bond credit ratings as of November 30, 2024, provided by the Structuring Agent on December 16, 2024, on behalf of the Company.

•

The term “Supporting Information Files” means email correspondence entitled “EXTERNAL RE External MessageKPMG CYRUS 2025-1 Confirmation of Remaining Attributes.msg” provided by the Structuring Agent on January 2, 2025, on behalf of the Company, containing instructions and information related to the Market, City, Lease Currency, Payment Frequency, and Data Center Type attributes.

•	The term “Source Documents” means the Rent Roll, S&P Ratings, and Supporting Information Files.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in Exhibit A

•	The term “Provided Information” means the Statistical Calculation Date, Source Documents and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Company and the Structuring Agent. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

For each Lease in the Data File, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents, or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception.

We found such information to be in agreement without exception.

2

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

January 22, 2025

Exhibit A

#	Attribute Name in the Data File	Source Documents / Instructions

1	Master Tenant Name	Rent Roll

2	Tenant Name	Rent Roll

3	Market	Supporting Information Files

4	City	Supporting Information Files

5	Data Center Type	Supporting Information Files

6	Facility	Rent Roll

7	Tenant Industry	Rent Roll

8	Tenant Credit Rating (S/F)	S&P Ratings

9	Tenant Credit Rating (S/F) strat	S&P Ratings

10	Tenant Credit Rating Level	S&P Ratings

11	Lease Type	Rent Roll

12	Tenant Industry (enterprise / cloud)	Rent Roll

13	Lease Currency	Supporting Information Files

14	Payment Frequency	Supporting Information Files

15	Start Date	Rent Roll

16	Expiration Date	Rent Roll

17	Original Term	Recompute as: The number of months between “Start Date” and “Expiration Date”

18	Remaining Term	Recompute as: The number of months between “Statistical Calculation Date” and “Expiration Date” rounded to the nearest whole number

19	Capacity Leased (KW)	Rent Roll

#	Attribute Name in the Data File	Source Documents / Instructions

20	Base Rent ($/KW)	Recompute as: “Monthly Base Rent” divided by “Capacity Leased (KW)”

21	Monthly Base Rent	Recompute as: The sum of “MRR” (listed in Rent Roll) where “Charge Code Type” (listed in Rent Roll) equals “Colocation Charge” and “Charge Type” (listed in Rent Roll) equals “Current”

22	Annualized Base Rent	Recompute as: “Monthly Base Rent” multiplied by 12

23	Enterprise Rent ($)	Recompute as: The sum of “MRR” where “Charge Code Type” (listed in Rent Roll) equals “Non-Colocation Charge” and “Charge Type” (listed in Rent Roll) equals “Current”

24	Annualized Enterprise Rent	Recompute as: “Enterprise Rent ($)” multiplied by 12

25	Annualized Adjusted Total Rent	Recompute as: “Annualized Base Rent” plus “Annualized Enterprise Rent”

26	Annual Escalator Percentage	Recompute as: The maximum of “Annual Escalation % Colocation” (listed in Rent Roll)